SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 11, 2007

BORGWARNER INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12162 (Commission File No.)	13-3404508 (IRS Employer Identification No.)

3850 Hamlin Road, Auburn Hills, Michigan 48326
(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code:    (248) 754-9200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On December 11, 2007, BorgWarner Germany GmbH, an indirect wholly-owned subsidiary of BorgWarner Inc., informed BERU Aktiengesellschaft, Ludwigsburg ("BERU AG") as well as the German regulator under Sec. 21 et. seq. of the German Securities Trading Act (Wertpapierhandelsgesetz) that the percentage of voting rights in BERU AG which is held by BorgWarner Germany GmbH, exceeded 75%.  In connection with reaching the 75% voting rights threshold BorgWarner Germany GmbH requested that BERU AG join BorgWarner in the preparation of a domination and profit transfer agreement between BorgWarner Germany GmbH as controlling party and BERU AG as controlled party under the German Stock Corporation Act (Aktiengesetz).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BORGWARNER INC.

Date:  December 11, 2007
                                                                         By: /s/ John J. Gasparovic
Name:  John Gasparovic
Its:           Secretary